EXHIBIT 10.1
AMENDMENT NO. 2 TO DEVELOPMENT AND LICENSE AGREEMENT
     This Amendment No. 2 (the “Amendment”) dated June 30, 2010 (“Amendment No. 2 Effective Date”) is entered into by and between Abbott Diabetes Care Inc., formerly known as TheraSense, Inc., (“ADC”) and Insulet Corporation (“Insulet”) to amend the Development and License Agreement entered into between TheraSense, Inc. (“Therasense”) and Insulet, effective as of January 23, 2002 and as amended on March 3, 2008 (together with this Amendment No. 2 hereinafter referred to collectively as the “Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.
     WHEREAS, pursuant to that Amendment No. 1 to Development and License Agreement dated March 3, 2008, ADC and Insulet amended their original Development and License Agreement to provide for an exclusive relationship in the United States and Israel pursuant to which Insulet would not market, promote, offer for sale, sell or distribute a Product with any DBGM other than an ADC DBGM; and
     WHEREAS, in connection with that same Amendment No. 1 the parties agreed on certain commercial terms and conditions pursuant to which ADC would compensate Insulet for certain services performed by Insulet for New Customers and Upgrade Customers in the United States and Israel; and
     WHEREAS, ADC and Insulet now desire to further amend the Agreement to enable Insulet to, directly or indirectly, market and sell, on a non-exclusive basis in the Expansion Territory, the Product (which as of the Amendment No. 2 Effective Date is marketed and sold by Insulet as the OmniPod Insulin Management System) with a Remote Controller that includes an ADC DBGM (which as of the Amendment No. 2 Effective Date is (i) made up of the FreeStyle Glucose Engine and the FreeStyle Test Strip Port, and (ii) uses the FreeStyle Test Strip or the FreeStyle Lite Test Strip to measure blood glucose values); and
     WHEREAS, ADC and Insulet have also decided that they wish for Insulet to provide certain services for New Customers in the Expansion Territory, on such commercial terms and conditions as the parties deem appropriate in the Expansion Territory in consideration of the nature of the services and the markets and conditions in which they will be provided; and
     WHEREAS, ADC and Insulet desire to incorporate into the Agreement certain of the terms of that letter agreement dated May 27, 2010, and agreed and acknowledged on June 8, 2010 (“Letter Agreement”) regarding the provision by ADC to Insulet of certain no-charge meters for Insulet to provide to its end-user customers in the United States; and
     WHEREAS, ADC and Insulet desire to update certain other provisions of the Agreement including the requirements and commitments with respect to labeling and branding of the Product;
     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment and in the Agreement, and expressly incorporating the foregoing recitals, ADC and Insulet hereby agree as follows:

1.	The definition of “FreeStyle Meter” in the Recitals of the Agreement is amended as follows:

“FreeStyle Meter” means that certain discrete blood glucose monitoring device owned and developed by ADC which (i) is made up of certain circuitry to measure glucose based on coulometric glucose measurement technology (the “FreeStyle Glucose Engine”) and the FreeStyle Test Strip Port, (ii) uses a FreeStyle Test Strip or FreeStyle Lite Test Strip to measure blood glucose values and (iii) is commercialized by ADC under the tradename “FreeStyle Blood Glucose Monitor” and/or such other tradename as ADC may determine. For avoidance of doubt, the definition of a FreeStyle Meter does not include the FreeStyle Lite Blood Glucose Monitor.

2.	The definition of “Test Strips” in the Recitals of the Agreement is amended as follows:

“Test Strips” means those certain blood glucose test strips commercialized by ADC as the FreeStyle Test Strip and/or the FreeStyle Lite Test Strip.

3.	The definition of “New Customer” at Section 1.35 is amended and restated as follows:

“New Customer” is an end-user customer (i) who has not previously purchased or received a Remote Controller with an ADC DBGM, or (ii) who purchases or receives a Remote Controller that includes an ADC DBGM having connectivity to an ADC continuous glucose monitoring system.

4.	The definition of Territory at Section 1.25 is amended and restated as follows:

“Territory” means the United States of America, Canada and Israel.

5.	The following new definition is hereby added at Section 1.37:

“Expansion Territory” means Germany, France, UK, Netherlands, Switzerland, Belgium, Finland, Norway, and Sweden. Except as otherwise set forth herein, the Expansion Territory shall be considered a part of the Territory.

6.	The following new definition is hereby added at Section 1.38:

“Expansion Territory Customer Service Event” means [***].

7.	Section 2.7(a) is amended and restated in its entirety as follows:

(a) Insulet represents and warrants that is has all regulatory approvals necessary for, or has submitted for regulatory approval for, the sale by it of the Product with ADC DBGM in the United States, Israel and Germany. Insulet shall be solely responsible for satisfying all regulatory requirements (including without limitation the obtaining and maintaining of all regulatory approvals) necessary for the sale by it of the Product with ADC DBGM in the Territory, including the conduct of all necessary clinical trials; provided that, upon request by Insulet, ADC shall provide to Insulet or the appropriate regulatory authorities, at ADC’s expense, and pursuant to such commercially reasonable timelines as agreed to by both Parties, such information, data, materials and product samples in its possession as reasonably necessary to obtain such approvals; and, provided further, that (i) in the event ADC determines in its reasonable discretion that any information or documentation to be provided pursuant to this Section 2.7(a) contains information of a sensitive nature, ADC shall have the right to provide any such information or documentation in confidence directly to the applicable Regulatory Authorities provided it notifies Insulet of such submission, and (ii) ADC shall have no obligation to provide any information or documentation beyond that which has already been provided by ADC to the applicable regulatory authorities. Insulet shall keep ADC reasonably informed with respect to any regulatory filings and clinical trials that Insulet has conducted or is conducting regarding the Product and at a minimum shall provide ADC with written notice of all filings for regulatory approvals commensurate with Insulet’s submission of such filings.

8.	Section 2.11(a) is amended and restated in its entirety as follows:

(a) If ADC introduces to the market in the Territory a FreeStyle Meter that incorporates any modification, enhancement or improvement to the FreeStyle Glucose Engine or FreeStyle Test Strip Port in the FreeStyle Meter (hereinafter referred to as an “Improvement”), then, if ADC has the right to do so, ADC shall make such Improvement available to Insulet, and such Improvement shall be deemed to be part of the Technical Information for all purposes of this Agreement. ADC shall undertake commercially reasonable efforts to secure the right to make Improvements available to Insulet. For the avoidance of doubt, an Improvement does not include any new features or new functionality which ADC may bring to market for the FreeStyle Meter.

9.	Section 2.11(b) is amended and restated in its entirety as follows:

(b) Insulet shall not, without prior consultation with ADC, modify the Product with ADC DBGM.

10.	Section 6.3(a) is amended and restated as follows:

(a) Insulet will ensure that:

(i) by [***] the Product with ADC DBGM marketed and sold in the United States, Canada and Israel will contain the ADC “FreeStyle” trademark on the front bezel of the Remote Controller in a size and configuration as agreed in writing between ADC and Insulet, such size and configuration at a minimum requiring that the mark be clearly legible, prominent and visible, and in no event [***]; and

(ii) prior to any commercialization in the Expansion Territory, the Product with ADC DBGM marketed and sold in the Expansion Territory will contain the ADC “FreeStyle” trademark on the Remote Controller in such appearance and placement as finally determined by Insulet; provided that (1) the size of the mark shall be such that it is clearly legible and in no event [***], and (2) to the extent possible, [***].

11.	Section 6.4(f) of Agreement is deleted in its entirety.

12.	New Section 6.7 is added as follows:

6.7 Notice of Commercialization in Expansion Territories. Insulet will notify ADC in writing of its intent to begin marketing and selling the Product with ADC DBGM in each country in the Expansion Territory at least [***] prior to any such planned launch; provided that Insulet may launch [***].

13.	New Section 6.8 is added as follows:

6.8 [***] Meters for New Customers

(a) At Insulet’s request, and solely for inclusion as a sample with Insulet’s OmniPod Insulin Management System system starter kit for the Product with ADC DBGM for New Customers, ADC will supply Insulet [***], up to the amount of the Kit Forecast (defined below), with kits containing an ADC meter system and a vial of up to [***] test strips (the “Kits”); provided, that Insulet shall provide ADC with a [***] rolling forecast of its Kit requirements for New Customers, on a country by country basis, at least [***] in advance of any month in which such Kits are required (the “Kit Forecast”), which Kit Forecast shall be subject to ADC’s approval and acceptance in its sole discretion. ADC may terminate its obligation to provide Kits at any time upon [***] prior written notice to Insulet. ADC and Insulet agree that the Letter Agreement, and for the avoidance of doubt the letters dated March 3, 2005 and September 19, 2005 referenced therein, are hereby terminated and of no further force and effect.

(b) Insulet represents, warrants and covenants as follows:
     i. Insulet will not provide any Kits other than to a New Customer (or to a third party only for distribution to a New Customer) as part of an OmniPod Insulin Management System starter kit for the Product with ADC DBGM; and
     ii. Insulet will provide Kits at no charge and will not bill any third party for such Kits.
(c) Insulet and ADC each agree to comply with laws applicable to their respective operations and the transactions contemplated hereby, including but not limited to the Federal Social Security Act and applicable regulations thereunder related to the Federal Medicare and Medicaid Programs.
(d) EXCEPT FOR THE LIMITED WARRANTIES PROVIDED IN KIT LABELING OR INSERTS, ADC GRANTS NO OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, BY STATUTE, IN ANY COMMUNICATION WITH INSULET OR ITS CUSTOMERS OR END-USERS, OR OTHERWISE, REGARDING THE KITS. ADC SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF FITNESS FOR PARTICULAR PURPOSE, MERCHANTABILITY, AND NONINFRINGEMENT, ADC DOES NOT WARRANT THAT OPERATION OF THE KITS WILL BE INTERRUPTED OR ERROR-FREE. ADC NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME ANY OTHER LIABILITIES ARISING OUT OF OR IN CONNECTION WITH THE SALE OR USE OF ANY KIT. ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ANY PERSON OR ENTITY, INCLUDING EMPLOYEES OR REPRESENTATIVES OF ADC, THAT ARE INCONSISTENT HEREWITH WILL BE DISREGARDED AND WILL NOT BE BINDING UPON ADC. ADC WILL HAVE NO LIABILITY FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RELATING TO THE SALE OR USE OF ANY OF THE KITS AND ADC’S LIABILITY THEREFOR WILL BE LIMITED TO [***].
14.	For the avoidance of doubt, discontinuance of the FreeStyle Test Strips, or notice of discontinuance of the FreeStyle Test Strips pursuant to Section 6.4(e)(iii), does not entitle either Party to terminate the Agreement;
15.	For the avoidance of doubt, Section 8.1 of the Agreement shall not apply to sales of the Product in the Expansion Territory and Insulet may offer versions of the Product with a DBGM other than ADC DBGM, or no DBGM, in the Expansion Territory.
16.	For the avoidance of doubt, Section 9.3 of the Agreement shall apply [***] and it is hereby agreed between ADC and Insulet that [***].
17.	New Section 9.4 is added as follows:

     9.4 Customer Service Event Payments — Expansion Territory. For each Expansion Territory Customer Service Event during the term, ADC will pay Insulet on a calendar quarterly basis: [***].
For avoidance of doubt, Insulet will assign to each New Customer a unique patient identification number (“PIN”) that will be used to identify such customer in all reports submitted by Insulet. Insulet will (A) not change the PIN for any such New Customer during the term of this Agreement, and (B) ensure that in the event of an audit as provided in Section 10.2, such PIN will enable ADC or its designated auditors to verify the information provided by Insulet to ADC on the reports submitted pursuant to this Section 9.4. [***].
18.	New Section 9.5 is added as follows:
     9.5 Customer Service Event Payments (United States, Canada and Israel) Upon Expiration of Initial Term. Commencing on the first day following expiration of the Initial Term and continuing through the expiration of the term, for each Customer Service Event in the United States, Canada and Israel (except for Upgrade Customers), ADC will pay Insulet on a calendar quarterly basis: [***].
For avoidance of doubt, Insulet will assign to each New Customer a PIN that will be used to identify such customer in all reports submitted by Insulet. Insulet will (A) not change the PIN for any such New Customer during the term of this Agreement, and (B) ensure that in the event of an audit as provided in Section 10.3, such PIN will enable ADC or its designated auditors to verify the information provided by Insulet to ADC on the reports submitted pursuant to this Section 9.5. [***].
19.	For the avoidance of doubt, Section 10.1 shall apply only to audits of [***].
20.	New Section 10.2 is added as follows:
10.2 Audit of Expansion Territory Customer Service Events. Insulet will maintain a record system through which ADC can determine [***]. Insulet will make such information available for inspection by ADC’s designated independent auditors [***] during the term, and for [***] thereafter, on such dates as reasonably agreed between the Parties but no later than [***] following ADC’s request. Such information shall be made available during regular business hours. Except as set forth below, ADC shall be solely responsible for the costs of any such audit. If ADC’s designated independent auditors discover that Insulet has reported [***] in excess of those calculated by the audit, Insulet will refund to ADC the excess amounts paid by ADC within [***] of issuance of the audit report. If ADC’s designated independent auditors discover that any end-user customer data submitted by Insulet pursuant to Section 9.4 was inaccurate, Insulet will refund to ADC all amounts paid by ADC for any such end-user customer for which inaccurate data was provided within [***] of issuance of the audit report. If ADC’s designated independent auditors discover that Insulet has reported [***] in excess of [***] of those calculated by the audit, and/or that inaccurate data was provided for more than [***] of end-user customers during the period for which reports were audited, Insulet will, in addition to refunding to ADC the amounts set forth above, reimburse ADC for the reasonable and documented costs of the audit yielding such results within [***] of issuance of the audit report.
21.	New Section 10.3 is added as follows:
10.3 Audit of Customer Service Events (United States, Canada and Israel) After Initial Term. Insulet will maintain a record system through which ADC can determine [***]. Insulet will make such information available for inspection by ADC’s designated independent auditors [***] during the term, and for [***] thereafter, on such dates as reasonably agreed between the Parties but no later than [***] following ADC’s request. Such information shall be made available during regular business hours. Except as set forth below, ADC shall be solely responsible for the costs of any such audit. If ADC’s designated independent auditors discover that Insulet has reported [***] in excess of those calculated by the audit, Insulet will refund to ADC the excess amounts paid by ADC, within [***] of issuance of the audit report. If ADC’s designated independent auditors discover that any end-user customer data submitted by Insulet pursuant to Section 9.5 was inaccurate, Insulet will refund to ADC all amounts paid by ADC for any such end-user customer for which inaccurate data was provided within [***] of issuance of the audit report. If ADC’s designated independent auditors discover that Insulet has reported [***] in excess of [***] of those calculated by the audit, and/or that inaccurate data was provided for more than [***] of end-user customers during the period for which reports were audited, Insulet will, in addition to refunding to ADC the amounts set forth above, reimburse ADC for the reasonable and documented costs of the audit yielding such results within [***] of issuance of the audit report.
22.	Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect, and as so modified or amended, is hereby approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by a duly authorized representative effective as of the date set forth above.

	Insulet Corporation		Abbott Diabetes Care Inc.

By:	/s/ Duane DeSisto Name: Duane DeSisto	By:	/s/ Robert Ford Name: Robert Ford
	Title: CEO		Title: Vice President